Consolidated Quarterly Holdings Report
for
Fidelity® SAI Inflation-Focused Fund
April 30, 2022
        Offered exclusively to certain clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC, an affiliate of Fidelity Management & Research Company LLC.
IFF-NPRT3-0622
1.9892165.103
U.S. Treasury Inflation-Protected Obligations - 97.9%
	Principal Amount (a)	Value ($)
U.S. Treasury Inflation-Indexed Bonds:
2% 1/15/26 (b)	50,342,000	79,362,897
2.375% 1/15/25 (b)	74,056,000	122,394,067
2.375% 1/15/27 (b)	49,473,000	79,048,758
U.S. Treasury Inflation-Indexed Notes:
U.S. Treasury Notes 0.125% 4/15/27	91,031,000	94,085,409
0.125% 7/15/22 (b)	142,649,000	179,067,576
0.125% 1/15/23 (b)	175,335,000	221,439,993
0.125% 7/15/24 (b)	149,720,000	186,154,048
0.125% 10/15/24 (b)	144,305,000	165,401,754
0.125% 4/15/25	119,021,000	135,117,820
0.125% 10/15/25 (b)	145,503,000	164,602,086
0.125% 4/15/26 (b)	113,636,000	126,522,421
0.125% 7/15/26 (b)	127,243,000	155,589,939
0.125% 10/15/26 (b)	163,848,000	175,261,879
0.25% 1/15/25 (b)	136,576,000	170,011,880
0.375% 7/15/23 (b)	169,752,000	215,098,611
0.375% 7/15/25 (b)	149,990,000	187,545,950
0.375% 1/15/27 (b)	119,424,000	145,800,429
0.5% 4/15/24 (b)	98,346,000	115,332,513
0.625% 4/15/23 (b)	161,088,000	190,318,003
0.625% 1/15/24 (b)	162,020,000	205,452,811
0.625% 1/15/26 (b)	126,521,000	158,720,333
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS (Cost $3,313,705,802)		3,272,329,177

Money Market Funds - 12.5%
	Shares	Value ($)
Fidelity Cash Central Fund 0.32% (c) (Cost $418,768,282)	418,684,545	418,768,282

TOTAL INVESTMENT IN SECURITIES - 110.4% (Cost $3,732,474,084)	3,691,097,459
NET OTHER ASSETS (LIABILITIES) - (10.4)%	(349,071,316)
NET ASSETS - 100.0%	3,342,026,143

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Commodity Futures Contracts
CBOT Corn Contracts (United States)	4,893	Jul 2022	199,022,775	19,425,960	19,425,960
CBOT KC HRW Wheat Contracts (United States)	375	Jul 2022	20,732,813	523,088	523,088
CBOT KC HRW Wheat Contracts (United States)	378	Sep 2022	20,960,100	2,585,249	2,585,249
CBOT Soybean Contracts (United States)	1,082	Dec 2022	43,810,180	(1,881,920)	(1,881,920)
CBOT Soybean Contracts (United States)	1,873	Jul 2022	80,969,790	(4,444,499)	(4,444,499)
CBOT Soybean Contracts (United States)	2,205	Jul 2022	185,743,688	448,428	448,428
CBOT Soybean Oil Contracts (United States)	2,142	Jul 2022	108,188,136	9,183,973	9,183,973
CBOT Soybean Oil Contracts (United States)	857	Dec 2022	38,739,828	5,905,816	5,905,816
CBOT Wheat Contracts (United States)	839	Jul 2022	44,288,713	137,434	137,434
CBOT Wheat Contracts (United States)	666	Sep 2022	35,239,725	4,507,668	4,507,668
CME Cattle Feeder Contracts (United States)	635	Aug 2022	34,359,850	(492,277)	(492,277)
CME Lean Hogs Contracts (United States)	376	Oct 2022	14,054,880	(474,479)	(474,479)
CME Lean Hogs Contracts (United States)	622	Aug 2022	27,280,920	(798,293)	(798,293)
CME Live Cattle Contracts (United States)	537	Oct 2022	30,603,630	(215,192)	(215,192)
COMEX Copper Contracts (United States)	431	Dec 2022	47,296,863	(3,468,753)	(3,468,753)
COMEX Copper Contracts (United States)	630	Jul 2022	69,032,250	(5,520,437)	(5,520,437)
COMEX Gold 100 oz. Contracts (United States)	2,208	Jun 2022	418,990,080	(19,398,868)	(19,398,868)
COMEX Silver Contracts (United States)	1,127	Jul 2022	128,449,825	(14,263,963)	(14,263,963)
ICE Brent Crude Contracts (United Kingdom)	2,510	Jul 2022	259,177,050	5,076,588	5,076,588
ICE Coffee 'C' Contracts (United States)	550	Dec 2022	45,643,125	828,519	828,519
ICE Coffee 'C' Contracts (United States)	272	Jul 2022	22,654,200	(855,927)	(855,927)
ICE Cotton No. 2 Contracts (United States)	1,067	Jul 2022	77,693,605	3,581,012	3,581,012
ICE Low Sulphur Gasoil Contracts (United States)	1,247	Jul 2022	134,863,050	16,196,650	16,196,650
ICE Sugar No. 11 Contracts (United States)	3,565	Jun 2022	76,462,120	(1,446,057)	(1,446,057)
LME Aluminum Contracts (United Kingdom)	143	Jul 2022	10,904,644	(1,303,374)	(1,303,374)
LME Aluminum Contracts (United Kingdom)	507	Nov 2022	38,639,738	(3,105,991)	(3,105,991)
LME Aluminum Contracts (United Kingdom)	517	Jan 2023	39,195,063	(1,851)	(1,851)
LME Nickel Contracts (United Kingdom)	251	Jul 2022	47,841,102	(1,004,111)	(1,004,111)
LME Nickel Contracts (United Kingdom)	193	Nov 2022	36,836,559	(1,478,608)	(1,478,608)
LME Zinc Contracts (United Kingdom)	306	Jul 2022	31,462,538	(37,039)	(37,039)
LME Zinc Contracts (United Kingdom)	316	Nov 2022	31,935,750	(1,230,531)	(1,230,531)
LME Zinc Contracts (United Kingdom)	321	Jan 2023	32,041,819	(1,149)	(1,149)
NYMEX Gasoline RBOB Contracts (United States)	334	Aug 2022	44,295,775	1,772,200	1,772,200
NYMEX Gasoline RBOB Contracts (United States)	389	Jun 2022	54,960,835	4,785,296	4,785,296
NYMEX Natural Gas Contracts (United States)	5,316	Jun 2022	392,639,760	64,921,064	64,921,064
NYMEX Natural Gas Contracts (United States)	46	Dec 2022	3,474,463	(139)	(139)
NYMEX NY Harbor ULSD Contracts (United States)	713	Jun 2022	110,234,221	13,896,869	13,896,869
NYMEX WTI Crude Oil Contracts (United States)	2,918	Jun 2022	299,415,980	2,873,475	2,873,475

TOTAL FUTURES CONTRACTS					95,225,831
The notional amount of futures purchased as a percentage of Net Assets is 99.8%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $254,587,066.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.32%	134,326,785	1,897,413,389	1,612,971,892	106,728	-	-	418,768,282	0.8%
Total	134,326,785	1,897,413,389	1,612,971,892	106,728	-	-	418,768,282

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Consolidated Subsidiary

Fund	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain /loss ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Geode SAI-Inflation Focused Cayman Ltd.	279,764,632	332,428,750	452,847,214	-	250,415,301	125,203,901	534,965,370

The Fund invests in certain commodity-related investments through Geode SAI-Inflation Focused Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of April 30, 2022, the Fund held an investment of $534,965,370 in the Subsidiary, representing 16.0% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Treasury Inflation-Protected Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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